Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Penske Automotive Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Roger S. Penske and J.D. Carlson, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger S. Penske
Roger S. Penske
Chief Executive Officer

October 26, 2017

/s/ J.D. Carlson
J.D. Carlson
Chief Financial Officer

October 26, 2017

A signed original of this written statement required by Section 906 has been provided to Penske Automotive Group, Inc. and will be retained by Penske Automotive Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.